SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                           May 21, 2003 (May 19, 2003)

                            Empire Energy Corporation
              ----------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


           Utah                         1-10077                  87-0401761
 ---------------------------         ---------------        -------------------
(State or other jurisdiction)       (Commission file       (IRS Employer ID No.)
                                        number)

              7500 College Blvd, Suite 1215, Overland Park, Kansas    66210
                     --------------------------------------          --------
                    (Address of principal executive offices)        (zip code)


                                 (913) 469-5615
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Item 4.   Changes in Company's Certifying Accountant.

On May 19, 2003, the Board of Directors of Empire Energy Corp.(the "Company"), was notified by Pickett, Chaney & McMullen LLP, the Company's independent auditor, that it would decline to stand for reelection as the Company's independent auditor for the year ending December 31, 2003. The Company is currently interviewing other accounting firms to serve as its independent auditor, but has not engaged another firm at this time.

The report of Pickett, Chaney & McMullen LLP on the financial statements of the Company as of December 31, 2002 and for the year then ended, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to audit scope or accounting principles. Pickett, Chaney & McMullen LLP audit report on the financial statements of the Company as of December 31, 2002 and for the year then ended included an explanatory paragraph concerning the Company's ability to continue as a going concern.

During the year ended December 31, 2002, and any subsequent interim period preceding May 19, 2003, there were no disagreements between the Company and Pickett, Chaney & McMullen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused Pickett, Chaney & McMullen LLP, if not resolved to the satisfaction of Pickett, Chaney & McMullen LLP, to make a reference to the subject matter of the disagreements in connection with its reports.

The Company has provided Pickett, Chaney & McMullen LLP with a copy of this Form 8-K and requested that Pickett, Chaney & McMullen LLP furnish the Company with a letter, addressed to the Securities and Exchange Commission, stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.



Item 7.   Financial Statements and Exhibits

(c)   Exhibits:

Exhibit Number      Exhibit Description
--------------      -------------------
     16.1           Letter from Pickett, Chaney & McMullen LLP, dated
                    May 21, 2003




                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned duly authorized officer.

                                            Empire Energy Corporation
                                                  (Registrant)


Dated: May 21, 2003                         By:  /s/  Norman L. Peterson
                                               ---------------------------------
                                                      Norman L. Peterson
                                                      Chairman and Principal
                                                      Executive Officer